EXHIBIT 32

                             CERTIFICATION OF CHIEF
                                EXECUTIVE OFFICER

                              Pursuant to 18 U.S.C.
                                Section 1350, as
                               adopted pursuant to
                               Section 906 of the
                              Sarbanes-Oxley Act of
                                      2002

         In connection with the filing with the Securities and Exchange Commission of the Annual Report of Microwave Transmission Systems, Inc. (the "Company"), on Form 10-KSB, as amended, for the period ending December 31, 2002 (the "Report"), I, P. David Spurlin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         /s/ P. David Spurlin
         --------------------
         P. David Spurlin, President

         June 2, 2004



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                             CERTIFICATION OF CHIEF
                                FINANCIAL OFFICER

                              Pursuant to 18 U.S.C.
                                Section 1350, as
                               adopted pursuant to
                               Section 906 of the
                              Sarbanes-Oxley Act of
                                      2002

         In connection with the filing with the Securities and Exchange Commission of the Annual Report of Microwave Transmission Systems, Inc. (the "Company"), on Form 10-KSB, as amended, for the period ending December 31, 2002 (the "Report"), I, D. Susan King, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

               (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         /s/ D. Susan King
         ------------------
         D. Susan King, Chief Financial Officer

         June 2, 2004



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